UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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BrooQLy Inc.
(Name of Registrant As Specified In Its Charter)

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BrooQLy Inc.

4201 NORTH 24TH STREET

SUITE 150

PHOENIX, AZ 85016

Telephone:  718-705-8770

Notice of Action by Written Consent of

Stockholders to be Effective May 14, 2025

Dear Stockholder:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock and of BrooQLy Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

The purpose of the Information Statement is to notify our stockholders that effective on April 3, 2025, the holder of 18,000,000 shares of the Company’s common stock and represents approximately 70.27% of the total voting power of the Company’s voting securities, approved by written consent in lieu of a special meeting of stockholders the following proposal, which had previously been approved and recommended to be approved by the stockholders by the Board of Directors of the Company (“Board”) on April 3, 2025:

Proposal 1: To approve our Amended and Restated Articles of Incorporation (i) to increase the authorized capital of the Company to an aggregate of Six Hundred Million (600,000,000) shares, consisting of Three Hundred Twenty-five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, par value $0.0001 per share, and (ii) to grant authorization to our Board of Directors to determine, without shareholder approval, the designations, preferences, limitations, restrictions, and relative rights of any classes of Preferred Stock, and variations in the relative rights and preferences as between different series.

The Board believes that the common stockholders of the Company will benefit from this proposal because it believes that the Company will be able to attract new investors for investment in its current and future business strategies.

The Board believes that the common stockholders of the Company will benefit from the proposal because such change may allow the Company greater flexibility in pursuing acquisitions, equity investments and other opportunities.

This notice and the accompanying Information Statement is first being mailed to our stockholders of record as of the close of business on or about April 9, 2025. In accordance with Rule 14c-2 of the Exchange Act, the actions contemplated herein will not be effective until May 14, 2025, a date which is at least 20 calendar days after the date on which this notice and the accompanying Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the actions taken by the holder of a majority of the total voting power of the Company’s securities with regard to these specific matters.

This notice and the accompanying Information Statement is also available at www.brooqly.com. This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2024. Stockholders may request a copy of the Information Statement and such Form 10-Q by contacting our main office at 718-705-8770.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT

TO SEND US A PROXY

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The corporate actions are taken by consent of the holder of (and the holder of the right to vote) a majority of the voting capital stock, pursuant to Nevada law. Proxies are not being solicited because the holder of approximately 70.27% of the total voting power of the Company’s securities holds more than enough votes to effect the proposed actions and has voted in favor of the proposal contained herein.

By Order of the Board of Directors

April 23, 2025	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer and Chairman

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BrooQLy Inc.

4201 NORTH 24TH STREET

SUITE 150

PHOENIX, AZ 85016

Telephone:  718-705-8770

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being mailed on or about April 24, 2025, to the holders of record at the close of business on April 9, 2025 (the “Record Date”) of shares of the common stock of BrooQLy Inc., a Nevada corporation (the “Company”), in connection with action taken by the holder of a majority of the Company’s voting power of the Company’s securities with regard to the following proposal (the “Proposal”):

Proposal 1: To approve our Amended and Restated Articles of Incorporation (i) to increase the authorized capital of the Company to an aggregate of Six Hundred Million (600,000,000) shares, consisting of Three Hundred Twenty Five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, par value $0.0001 per share, and (ii) to grant authorization to our Board of Directors to determine, without shareholder approval, the designations, preferences, limitations, restrictions, and relative rights of any classes of Preferred Stock, and variations in the relative rights and preferences as between different series.

In order to obtain the approval of our stockholders for the Proposal, the Company could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of common stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Proposal as early as possible in order to accomplish the purposes hereafter described, the Company elected to utilize the written consent of the holders of a majority of the outstanding shares of the Company’s Common Stock.

As of the close of business on the Record Date, the Company had a total of 25,615,000 shares of common stock outstanding and entitled to vote on the Proposal. Each share of common stock outstanding as of the close of business on the Record Date was entitled to one vote.

On April 3, 2025, pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”), the Company received a written consent (the “Majority Stockholder Consent”) approving the Proposal from Aerospace Capital Partners, LLC, a Nevada limited liability company (“ACP”), which owns 18,000,000 shares of common stock of the Company, representing in the aggregate 70.27% of the total voting power of the Company’s voting securities. The Proposal had previously been approved by the Board of Directors of the Company on April 3, 2025, and recommended to be presented to the stockholders for approval by the Board of Directors on the same date. Thus, your consent is not required and is not being solicited in connection with the approval of the Proposal

The Company is providing notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such actions. This Information Statement serves as such notice. This Information Statement will be mailed on or about April 24, 2025, to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate actions described hereunder before such actions take effect in accordance with Rule 14c-2 of the Exchange Act.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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Voting Securities

As of the Record Date of this Information Statement, our voting securities consisted of our common stock (the “Common Stock”), of which 25,615,000 shares were outstanding. Approval of the Proposal requires the affirmative consent of a majority of the total voting power of the Company’s securities issued and outstanding on the Record Date. The quorum necessary to conduct business of the stockholders consists of a majority of the total voting power of the Company’s securities issued and outstanding on the Record Date.

The holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders.

As noted above, as of the Record Date, ACP had approximately 70.27% of the total voting power of the Company’s securities with regard to the Proposal, which voting power exceeds the majority of the issued and outstanding voting power of the Company’s securities on the Record Date. ACP voted to approve the Proposal and had the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Forward-Looking Statements

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect the Company’s current views with respect to future events and financial performance and are subject to a variety of factors that could cause the Company’s actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has No control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on the Company’s business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation, the risks disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond the Company’s ability to control or predict. You should not place undue reliance on these forward-looking statements. The Company do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” later in this Information Statement. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf, and all future written and oral forward-looking statements attributable to the Company, are expressly qualified in their entirety by the foregoing cautionary statements.

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Executive Compensation

As of the date of this Information Statement, the Company’s officers and directors have not received any compensation for services rendered to the Company.  (As discussed below in “Recent Developments,” the current officers and directors began their service with the Company on February 25, 2025, and as of the date of this Information Statement had not entered into any compensation arrangements with the Company.) The Company currently has limited funds available to pay officers or directors. Further, the Company’s officers and directors are not accruing any compensation pursuant to any agreement with the Company. The Company has not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of the Company’s employees, nor do the Company’s executive officers have any “golden parachute” arrangement with the Company.

Changes in Control

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of the Company’s outstanding securities, other than as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”

There are no current definitive arrangements or agreements, which will result in a change in control. See “Recent Developments” below.

Recent Developments

Share Purchase Agreement; Change of Control of Company

On February 25, 2025, Panagiotis Lazaretos, Helen V. Maridakis, and Nikolaos Ioannou, the three controlling shareholders (collectively, the “Sellers”) of BrooQLy Inc., a Nevada corporation (the “Company”), entered into a Share Purchase Agreement (the “SPA”) with Aerospace Capital Partners, LLC, a Nevada limited liability company (”ACP”). Pursuant to the SPA, the Sellers sold an aggregate of 18,000,000 shares of common stock of the Company to ACP, equal to approximately 70.3% of the Company’s outstanding shares of common stock. As a result of this transaction, ACP became the controlling shareholder of the Company.

The purchase price paid by ACP was $360,000, of which $358,200 was to pay off the Company’s outstanding liabilities as of February 25, 2025, with the remaining $1,800 paid to the Sellers.

The source of the funds used by ACP to pay the purchase price was loans from private investors.

Other than the entry into the SPA and the transactions described therein and the agreements discussed below, there were no arrangements between ACP and the Sellers which could result at a subsequent date in a further change of control of the Company.

Convertible Promissory Note

In connection with the SPA and the payment of the Company’s outstanding liabilities, the Company issued to ACP a Convertible Promissory Note (the “Note”) in the original principal amount of Three Hundred Fifty-eight Thousand Two Hundred Dollars ($358,200). The Note will convert automatically into shares of the Company’s common stock or a series of preferred stock upon the occurrence of all of the following: (1) the acquisition of the controlling interest in the Company by ACP, which happened pursuant to the SPA; (2) the effectiveness of an amendment to the Company’s Articles of Incorporation to authorize the Company to issue preferred stock; and (3) the filing of a Certificate of Designation of Rights and Preferences of a series of preferred stock of the Company. Upon the occurrence of all three events, ACP has the right to determine whether the Note amount will convert into shares of common stock or shares of the new preferred stock.  The conversion price of the Note amount will be $0.015 per share of either common stock or preferred stock.

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Asset Purchase Option and License Agreement

Also in connection with the SPA, the Company entered into an Assets Purchase Option and License Agreement (the “Option and License Agreement”) with the Sellers. Pursuant to the Option and License Agreement, the Company granted to Absocare, Inc., a South Dakota corporation (“ABSO”), an entity controlled by the Sellers, a non-exclusive, royalty-free license to use certain assets of the Company (the “Assets”) for a period of six months (the “License Period”). The Assets consist of the Company’s name and trademark; the software code used by the Company; the domain name (www.brooqly.com); the Company’s app store accounts; and the Company’s social media accounts.  ABSO has no right to sublicense, modify, distribute, or commercialize the Assets during the License Period.

Additionally, pursuant to the Option and License Agreement, the Company granted to ABSO the option to purchase the Assets at the end of the License Period. ABSO may elect to exercise the option by written notice to the Company for three months after the end of the License Period.

Resignation of Board Members and Officers

In connection with the change of control and pursuant to the terms of the SPA, the following individuals agreed to and did resign from the following positions effective February 25, 2025:

Name	Positions
Panagiotis Lazaretos	Chief Executive Officer, Director
Nikolaos Ioannou	Chief Operating Officer, Director
Helen V. Maridakis	Chief Financial Officer, Director

The resigning officers and board members have confirmed that their departures were not due to any disagreements with the Company regarding its operations, policies, or practices.

Appointment of New Board Members and Officers

In connection with the closing of the SPA and the transactions described therein, the following individuals were appointed  to the Board of Directors:

Kent Wilson, Chairman of the Board

Jeff Hail

Ian Kantrowitz

Shannon Rigney

Additionally, the following individuals were appointed to the following offices of the Company:

Name	Position
Kent Wilson	Chief Executive Officer
Jeff Hail	Chief Operating Officer
Ian Kantrowitz	Vice President
Shannon Rigney	Vice President

Biographical information for the Company’s new officers and directors can be found in the Current Report on Form 8-K filed by the Company on March 3, 2025.

Appointment of New Directors

On March 18th, 2025, the Company appointed Mr. Ron J. Rich to the Company’s Board of Directors as an Independent Board Member.

Mr. Rich is 64 years old, and has held multiple leadership positions, including Vice President of Propulsion Systems at Honeywell Aerospace, where he spearheaded initiatives to enhance engine performance and reliability. His tenure at Honeywell also included driving research collaborations, such as the landmark agreement with the University of Arizona, designed to streamline aerospace research and development. His dedication to advancing aerospace technology and engineering education earned him the Circle of Excellence Award from the university’s Engineering Design Program in 2019.

Additional biographical information about Mr. Rich can be found in the Current Report on Form 8-K filed by the Company on March 19, 2025.

On April 9, 2025, the Company appointed Jorge L. Torres to the Company's Board of Directors as an Independent Board Member.

Mr. Torres, 54, has held multiple leadership positions throughout his 30-year career in the logistics and transportation industry. He currently serves as Vice President of Operations for FedEx Express México. Since 2012, he has overseen one of Latin America's most complex logistics networks. During his tenure, Mr. Torres led the successful integration of Multipack into FedEx, aligning infrastructure and services to support expanded growth across the region. He has been recognized as one of Mexico’s most trusted and influential leaders in logistics, with a proven track record of operational excellence, innovation, and employee engagement.

Mr. Torres holds a Master of Business Administration from EGADE Business School at Tecnológico de Monterrey, a Master’s degree in Quality from Universidad La Salle, and a Bachelor’s degree in Communications from Universidad del Valle de México.

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Security Ownership of Certain Beneficial Owners and Management

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our outstanding Common Stock as of April 1, 2025, by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the stockholders listed below possess sole voting and investment power with respect to their shares. As of April 1, 2025, the Company had 25,615,000 shares of common stock issued and outstanding.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address of each person listed below is c/o Aerospace Capital Partners, LLC, 401 Ryland Street, Suite 200-A, Reno, NV 89502.

Name, Title, and Address of beneficial owner (1)	Number of Shares Owned	Percentage Ownership
Aerospace Capital Partners, LLC 401 Ryland Street, Suite 200-A Reno, NV 89502	18,000,000	70.27%

Kent B. Wilson (1) Chief Executive Officer, Chairman of the Board	18,000,000	70.27%

Jeff Hail (2) Chief Operating Officer, Director	18,000,000	70.27%

Ian Kantrowitz (3) Vice President, Director	18,000,000	70.27%

Shannon Rigney (4) Vice President, Director	18,000,000	70.27%

Ron J. Rich (5) Director	100,000	0.39%

Jorge L. Torres (6) Director	100,000	0.39%

All Officers and Directors as a Group (6 persons)	18,200,000	71.05%

(1)

Mr. Wilson is a member of Aerospace Capital Partners, LLC (“ACP”). Mr. Wilson does not own any shares of the Company’s common stock directly. All shares reflected in the table above are owned by ACP. Mr. Wilson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(2)

Mr. Hail is a member of ACP. Mr. Hail does not own any shares of the Company’s common stock directly. All shares reflected in the table above are owned by ACP. Mr. Hail disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)

Mr. Kantrowitz is a member of ACP. Mr. Kantrowitz does not own any shares of the Company’s common stock directly. All shares reflected in the table above are owned by ACP. Mr. Kantrowitz disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)

Ms. Rigney is a member of ACP. Ms. Rigney does not own any shares of the Company’s common stock directly. All shares reflected in the table above are owned by ACP. Ms. Rigney disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein.

(5)

Mr. Rich received 100,000 restricted stock units (“RSUs”) in connection with his appointment. The RSUs vest 10% on the first anniversary of grant; 30% on the second anniversary of grant; and 60% on the third anniversary of grant.  As of the date of this Information Statement, none of the RSUs had vested.

(6)

Mr. Torres received 100,000 restricted stock units (“RSUs”) in connection with his appointment. The RSUs vest 10% on the first anniversary of grant; 30% on the second anniversary of grant; and 60% on the third anniversary of grant.  As of the date of this Information Statement, none of the RSUs had vested.

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PROPOSAL 1

TO APPROVE OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION (I) TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO AN AGGREGATE OF SIX HUNDRED MILLION (600,000,000) SHARES, CONSISTING OF THREE HUNDRED TWENTY-FIVE MILLION (325,000,000) SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE (THE “COMMON STOCK”); FIFTY MILLION (50,000,000) SHARES OF CLASS B COMMON STOCK, $0.0001 PAR VALUE PER SHARE (THE “CLASS B COMMON STOCK”); AND TWO HUNDRED TWENTY-FIVE MILLION (225,000,000) SHARES OF PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE, AND (II) TO GRANT AUTHORIZATION TO OUR BOARD OF DIRECTORS TO DETERMINE, WITHOUT SHAREHOLDER APPROVAL, THE DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE RIGHTS OF ANY CLASSES OF PREFERRED STOCK, AND VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN DIFFERENT SERIES.

The Company’s Board of Directors has unanimously approved the Amended and Restated Articles of Incorporation, which amends the current Articles of Incorporation to increase the authorized capital of the Company, to create a new Class B Common Stock, and to grant authorization to our Board to determine, without shareholder approval, the designations, preferences, limitations, restrictions, and relative rights of any additional classes or series of shares, and variations in the relative rights and preferences as between different series. This amendment was also approved by the stockholders pursuant to the Majority Stockholder Consent. The amendment will be effected by the filing of a Certificate of Amendment to our Articles of Incorporation in the form set forth in Exhibit A with the Secretary of State of the State of Nevada (the “Amendment”).

Change in Capital Structure

The main changes reflected in the Amended and Restated Articles of Incorporation are the creation of a new class of common stock, the Class B common stock, to authorize the Board to determine, without shareholder approval, the designations, preferences, limitations, restrictions, and relative rights of any additional classes or series of shares, and variations in the relative rights and preferences as between different series.

Pursuant to the Amended and Restated Articles of Incorporation (a copy of which is included with this Information Statement), the Company will be authorized to issue two classes of common stock: the existing Common Stock, which will have one vote per share; and the new Class B common stock, which will have no votes. The Shares of Class B Common Stock are convertible into shares of the Company’s common stock, and subject to redemption by the Company, as described more fully below. Otherwise the rights of the two classes of common stock will be identical. The rights of these classes of common stock are discussed in greater detail below.

The Company’s authorized capital stock will consist of 600,000,000 shares, each with a par value of $0.0001 per share, of which:

•	325,000,000 shares are designated as Common Stock.

•	50,000,000 shares are designated as Class B common stock.

•	225,000,000 shares are designated as preferred stock.

Common Stock

A statement of the designations of the Common Stock and the Class B Common Stock and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof is as follows:

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Voting Rights.

(i)

The holders of shares of Common Stock shall vote on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation. The holders of shares of Class B Common Stock shall have no voting rights.

(ii)

Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)	The holders of shares of Class B Common Stock shall have no voting rights and shall not be entitled to any votes for each share of Class B Common Stock held by such holder.

Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be. There shall be no dividends for the Class B Common Stock.

Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock and the Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock and the Class B Common Stock.

Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of either the Common Stock or the Class B Common Stock, the outstanding shares of the other class will be subdivided or combined in the same manner.

Conversion.

(i)	The Common Stock is not convertible into any other shares of the Company’s capital stock.

(ii)

The shares of Class B Common Stock each shall be convertible into one (1) fully paid and non-assessable share of Common Stock at the option of the holder thereof, upon written notice to the transfer agent of the Corporation, subject to the following limitations:

a.

Up to 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock beginning twelve months following the acquisition of such shares (the “Acquisition Date”) of Class B Common Stock by the Class B Stockholder, whether from the Company or from another Class B Stockholder.

b.

At the end of each twelve-month period following the Acquisition Date, up to an additional 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock, such that at the end of five (5) years following the Acquisition Date, up to 100% of the shares of Class B Common Stock held by such Class B Stockholder may be converted into shares of Common Stock.

c.	Once converted into Common Stock, such shares of Class B Common Stock shall be authorized but unissued shares of Class B Common Stock which may be reissued.

Restrictions on Transfer.

(i)	The shares of Common Stock shall be freely transferrable, subject to all applicable state, federal, and other securities laws.

(ii)	The shares of Class B Common Stock may only be transferred by any Class B Stockholder upon approval of the Company, which the Company may grant or withhold in its sole discretion.

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(iii)

In connection with any Company-approved transfer of shares of Class B Common Stock, the Class B Stockholder shall provide to the Company information relating to the new Class B Stockholder, including the name, address, and other information about the new Class B Stockholder necessary for the Company to update its shareholder records for the Class B Common Stock. No transfer of shares of Class B Common Stock shall be effective until the Company has received all such required information.

(iv)	Any transfer of shares of Class B Common Stock not approved in advance by the Company and made pursuant to the conditions set forth in this subsection shall be null and void and of no effect.

Redemption Rights of Class B Common Stock. The Company shall have the right, but not the obligation, to redeem unconverted shares of Class B Common Stock pursuant to the following terms and conditions:

(i)	During the first year following the issuance of shares of Class B Common Stock by the Company, by paying 100% of the redemption value, which shall be $0.95 per share (the “Redemption Value”).

(ii)	During the second year following the issuance of shares of Class B Common Stock by the Company, by paying 110% of the Redemption Value.

(iii)	During the third year following the issuance of shares of Class B Common Stock by the Company, by paying 120% of the Redemption Value.

(iv)	During the fourth year following the issuance of shares of Class B Common Stock by the Company, by paying 130% of the Redemption Value.

(v)	At any time following the beginning of the fifth year following the issuance of shares of Class B Common Stock by the Company, by paying 140% of the Redemption Value.

Reservation of Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

Purpose and Effect of the Amendment

The Company’s Board believes that the ability to issue another class of common stock, and the ability to create and issue various series of the Company’s preferred stock with various properties as determined by the Board of Directors, will provide it with greater speed and flexibility in determining the consideration that may be offered by the Company’s issuance of its equity in transactions such as mergers, acquisitions, and other business combinations, and for raising capital for the Company. In many of these transactions, time is of the essence, and the ability of the Board to act in such matters without the time-consuming process of shareholder approval (especially in the case of Exchange Act reporting company, which the Company is) can make the difference in the consummation of such transactions.

The authorization of the issuance of shares of Class B Common Stock and one or more series of preferred stock as determined solely by the Board of Directors without shareholder approval (also known as “blank check” preferred stock) is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of various series of the Company’s preferred stock with various properties without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company.

Possible disadvantages of authorizing an increase in the authorized capital stock of the Company and of authorizing “blank check” Preferred Stock include:

-

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of our Board (discussed in more detail below). A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in the Existing Articles, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

-

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Preferred Stock that may be issued in the future, and therefore, future issuances of Common Stock and/or Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

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No Dissenter’s Rights

Under the Nevada Revised Statutes, stockholders will not be entitled to dissenter’s rights with respect to the Proposal, and the Company does not intend to independently provide stockholders with any such right.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in the Proposal other than in their roles as an officer or director and their indirect ownership of securities issued by the Company as set forth under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Procedure for Effecting the Common Stock Increase

The increase in the Company’s authorized capital, the creation of the Class B Common Stock, and the authorization for blank-check preferred stock will become effective at such future date as determined by the Board, as evidenced by the filing of the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada, but in no event earlier than the 20th calendar day after this Information Statement is mailed or furnished to the Stockholders of record as of April 9, 2025. No further action on the part of Stockholders would be required to effect the filing of the Articles of Amendment.

The text of the Articles of Amendment is subject to modification to include such changes as may be required by the NRS and as the Board deems necessary and advisable to effect the increase in the authorized capital and the authorization of blank-check preferred stock.

Costs and Mailing

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Householding

Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at BrooQLy, Inc., 4201 North 24th Street, Phoenix, AZ 85016, or by telephone at 718-705-8770. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact the Company by mail or telephone as instructed above. Any stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

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Where You Can Obtain Additional Information

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and financial statement schedule information included therein, as filed with the SEC on April 1, 2025. You are encouraged to review the Annual Report together with any subsequent information we have filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting BrooQLy Inc. at 4201 North 24th Street, Phoenix, AZ 85016, or by phone at 718-705-8770.

Incorporation of Certain Information by Reference

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this Information Statement, and later information that we file with the SEC will automatically update and supersede some of this information. The documents we incorporate by reference are:

(1)	Annual Report on Form 10-K for the year ended December 31, 2024

(2)	Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2024

We will provide to each person, including any beneficial owner, to whom an Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered with this Information Statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to the Corporate Secretary, c/o BrooQLy Inc. at 4201 North 24th Street, Phoenix, AZ 85016, or by phone at 718-705-8770.  You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of this Information Statement.

By Order of the Board of Directors,

BrooQLy Inc.

April 23, 2025	/s/ Kent B. Wilson
CEO / President

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Appendix A

ARTICLES OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

BROOQLY INC.

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Certificate of Amendment Adopting

Amended and Restated Articles of Incorporation

of

BrooQLy Inc.

BrooQLy Inc., a corporation duly organized and existing under the laws of the State of Nevada (“Corporation”), hereby amends and restates its Articles of Incorporation in accordance with the provisions of Section 78.403 of the Nevada Revised Statutes, as follows:

First: The current name of the Corporation is BrooQLy Inc. The Corporation’s original articles of incorporation were filed with the State of Nevada on February 19, 2021. A Certificate of Correction was filed on April 19, 2021, to correct the number of shares of common stock authorized to be issued. A Certificate of Amendment to Articles of Incorporation was filed on May 12, 2021.

Second: The Amended and Restated Articles of Incorporation shall read as attached.

Third: The Amended and Restated Articles of Incorporation were duly adopted by a vote of the majority of the shareholders of the corporation by written consent on the April 3, 2025.

Fourth: The Corporation has one class of authorized capital stock: Two Hundred Million shares of common stock, $0.0001 par value per share, of which Twenty-five Million, Six Hundred Fifteen Thousand (25,615,000) shares are presently issued and outstanding. The number of votes entitled to be cast therefore was Twenty-five Million, Six Hundred Fifteen Thousand (25,615,000) shares of common stock, of which Eighteen Million (18,000,000) shares of common stock were cast in favor of the Amended and Restated Articles by written consent, and no votes were cast against.

Dated this _____ day of May, 2025.

BrooQLy Inc.

By:
Kent Wilson, Chief Executive Officer

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Amended and Restated

Articles of Incorporation

of

BrooQLy Inc

ARTICLE I

CORPORATE NAME

The name of this corporation is: BrooQLy Inc.

ARTICLE II

CORPORATE PURPOSE

The Corporation is organized to:

2.1 Undertake and engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE III

CAPITALIZATION

3.1 Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue is Six Hundred Million (600,000,000) shares of capital stock, such total number of shares consisting of Three Hundred Twenty-five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, $0.0001 par value share (the “Preferred Stock”). All of the shares of the Corporation’s capital stock shall be non-assessable.

3.2 Common Stock. A statement of the designations of the Common Stock and the Class B Common Stock and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof is as follows:

(a) Voting Rights.

(iv)

The holders of shares of Common Stock shall vote on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation. The holders of shares of Class B Common Stock shall have no voting rights.

(v)

Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(vi)	The holders of shares of Class B Common Stock shall have no voting rights and shall not be entitled to any votes for each share of Class B Common Stock held by such holder.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be. There shall be no dividends for the Class B Common Stock.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock and the Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock and the Class B Common Stock.

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(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of either the Common Stock or the Class B Common Stock, the outstanding shares of the other class will be subdivided or combined in the same manner.

(e) Conversion.

(iii)	The Common Stock is not convertible into any other shares of the Company’s capital stock.

(iv)

The shares of Class B Common Stock each shall be convertible into one (1) fully paid and non-assessable share of Common Stock at the option of the holder thereof, upon written notice to the transfer agent of the Corporation, subject to the following limitations:

a.

Up to 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock beginning twelve months following the acquisition of such shares (the “Acquisition Date”) of Class B Common Stock by the Class B Stockholder, whether from the Company or from another Class B Stockholder.

b.

At the end of each twelve-month period following the Acquisition Date, up to an additional 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock, such that at the end of five (5) years following the Acquisition Date, up to 100% of the shares of Class B Common Stock held by such Class B Stockholder may be converted into shares of Common Stock.

c.

(f) Restrictions on Transfer.

(i)	The shares of Common Stock shall be freely transferrable, subject to all applicable state, federal, and other securities laws.

(ii)	The shares of Class B Common Stock may only be transferred by any Class B Stockholder upon approval of the Company, which the Company may grant or withhold in its sole discretion.

(iii)

In connection with any Company-approved transfer of shares of Class B Common Stock, the Class B Stockholder shall provide to the Company information relating to the new Class B Stockholder, including the name, address, and other information about the new Class B Stockholder necessary for the Company to update its shareholder records for the Class B Common Stock. No transfer of shares of Class B Common Stock shall be effective until the Company has received all such required information.

(iv)	Any transfer of shares of Class B Common Stock not approved in advance by the Company and made pursuant to the conditions set forth in this subsection shall be null and void and of no effect.

(g) Redemption Rights of Class B Common Stock. The Company shall have the right, but not the obligation, to redeem unconverted shares of Class B Common Stock pursuant to the following terms and conditions:

(i)	During the first year following the issuance of shares of Class B Common Stock by the Company, by paying 100% of the redemption value, which shall be $0.95 per share (the “Redemption Value”).

(ii)	During the second year following the issuance of shares of Class B Common Stock by the Company, by paying 110% of the Redemption Value.

(iii)	During the third year following the issuance of shares of Class B Common Stock by the Company, by paying 120% of the Redemption Value.

(iv)	During the fourth year following the issuance of shares of Class B Common Stock by the Company, by paying 130% of the Redemption Value.

(v)	At any time following the beginning of the fifth year following the issuance of shares of Class B Common Stock by the Company, by paying 140% of the Redemption Value.

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(h) Reissuance of Class B Common Stock. Once converted into or exchanged for shares of Common Stock, such shares of Class B Common Stock shall be authorized but unissued shares of Class B Common Stock which may be reissued.

(i) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

3.2 Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

3.3 Common Stock and Class B Common Stock. Except as otherwise required by law or as provided in these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock and Class B Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

3.4 Relative Ranking of Common Stock and Class B Common Stock. The Common Stock and Class B Common Stock shall be junior to the Preferred Stock and shall be subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

ARTICLE 4

REGISTERED OFFICE AND AGENT

The street address of the registered office of the Corporation is 401 Ryland Street, Suite 200-A, Reno Nevada 89502. The name of the Corporation's initial registered agent at that office is Registered Agents Inc., Upon completion of filing of these Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Secretary of State may send a copy of these Amended and Restated Articles to the registered agent at the above address of the Corporation's registered office.

ARTICLE 5

INDEMNIFICATION OF OFFICERS AND

DIRECTORS

To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, and within the meaning of and in accordance with NRS 78.7502:

5.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this ARTICLE 5.

5.2 The limitation of liability contemplated in this ARTICLE 5 shall not extend to (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of NRS 78.300, or (d) an intentional violation of criminal law.

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5.3 Any repeal or modification of this ARTICLE 5 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

5.4 Without limitation, this ARTICLE 5 shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Nevada Revised Statutes, as the same exists or may hereafter be amended, as well as any applicable interpretation of Nevada law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Nevada law.

ARTICLE 6

AMENDED AND RESTATED ARTICLES

These Amended and Restated Articles of Incorporation supersede the Corporation’s Articles of Incorporation and all amendments thereto.

These Amended and Restated Articles of Incorporation were duly adopted by the shareholders of the corporation by written consent on the 3rd day of April, 2025. The number of shares of the corporation’s common stock outstanding at the time of adoption of these Amended and Restated Articles of Incorporation was 25,615,000. The number of votes entitled to be cast was 25,615,000. There were 18,000,000 votes cast in favor of the Amended and Restated Articles of Incorporation by written consent, and no votes were cast against.

DATED the _____ day of May, 2025.

By:
Kent B. Wilson
Chief Executive Officer and Chairman

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